SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 10, 2017, IES Holdings, Inc., a Delaware corporation (“IES” or the “Company”), entered into the Second Amended and Restated Credit and Security Agreement (the “Amended Credit Agreement”), by and among the Company, each of the other borrowers and guarantors named therein and Wells Fargo Bank, National Association.

Pursuant to the Amended Credit Agreement, the Company’s maximum revolver amount increased from $70 million to $100 million, and the maturity date of the revolving credit facility was extended from August 9, 2019 to August 9, 2021. The Amended Credit Agreement also modified the Company’s financial covenants by, among other items, implementing a new covenant that requires the Company to maintain a minimum EBITDA (as defined in the Amended Credit Agreement) that will be tested quarterly on a trailing twelve month basis; increasing the minimum liquidity requirement applicable to the Company from 12.5% to 30% of the maximum revolver amount; raising the Company’s required fixed charge coverage ratio (the “FCCR”) to 1.1:1.0 from 1.0:1.0; and requiring that the FCCR be tested quarterly regardless of the Company’s liquidity levels. In addition, the Amended Credit Agreement modified the amount available under the revolving credit facility by increasing the availability related to progress-billed receivables that may be included in the Company’s borrowing base from $25 million to $40 million, while reducing the credit on these receivables from 80% to 75%.

The Amended Credit Agreement also eliminated provisions related to the structured overadvance amount and early termination premium, increased the aggregate cap on Company investments in certain securities from $10 million to $20 million, and permitted the Company to invest up to $10 million of that amount in non-marketable securities, provided for the inclusion of certain real estate in the borrowing base, and allowed for a one time increase in restricted payments to permit the Company to make stock repurchases in connection with satisfaction of employee tax withholding obligations on performance-based phantom stock due to vest in 2018. The Amended Credit Agreement continues to contain other customary affirmative, negative and financial covenants as well as events of default.

The representations and warranties of the borrowers party to the Amended Credit Agreement were made only for purposes of that agreement and as of specific dates therein and were solely for the benefit of the lender party thereto. The Amended Credit Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Company or its subsidiaries. The representations and warranties made by the borrowers party to the Amended Credit Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Certain statements in this Current Report on Form 8-K may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership; the potential recognition of valuation allowances on net deferred tax assets; the inability to carry out plans and strategies as expected, including our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; and our ability to successfully manage projects, as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2016. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Forward-looking statements are provided in this Current Report on Form 8-K pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. General information about IES Holdings, Inc. can be found at http://www.ies-co.com under “Investors.” The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On April 10, 2017, the Company issued a press release announcing its entry into the Amended Credit Agreement, as more fully described in Item 1.01 above.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Second Amended and Restated Credit and Security Agreement, dated as of April 10, 2017, by and among IES Holdings, Inc., each of the other Borrowers and Guarantors named therein and Wells Fargo Bank, National Association.

Exhibit 99.1	Press release dated April 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: April 10, 2017	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Second Amended and Restated Credit and Security Agreement, dated as of April 10, 2017, by and among IES Holdings, Inc., each of the other Borrowers and Guarantors named therein and Wells Fargo Bank, National Association.

Exhibit 99.1	Press release dated April 10, 2017.